UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

AGILENT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 345-8886

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On September 18, 2019, the Board of Directors (the “Board”) of Agilent Technologies, Inc. (the “Company”) approved an amendment and restatement of the Company’s amended and restated bylaws (the “Bylaws” and as further amended and restated, the “Amended Bylaws”). The Amended Bylaws implement the following:

Section 2.2 was amended to, among other things, implement proxy access. Paragraph (f) of Section 2.2 has been added to the Amended Bylaws to permit a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and the nominees satisfy the requirements specified in the Amended Bylaws. Proxy access will first be available to shareholders in connection with the Company’s 2021 annual meeting.

In connection with the adoption of the proxy access provisions described above, the Amended Bylaws were also amended to update the advance notice and related bylaw provisions concerning shareholder notices of business to be brought before meetings of shareholders, including covered proposals and nominations. These updates, among other things, address required supplements and updates to shareholder notices, the submission of completed questionnaires, representations and agreements, and the required disclosures and categories of information to be included in a compliant notice, including notices applicable to shareholder director nominees.

The descriptions of the changes of the Amended Bylaws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 (which are marked to show the changes from the prior bylaws) and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Agilent Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date: September 18, 2019	By:	/s/ P. Diana Chiu
P. Diana Chiu
Vice President, Assistant General Counsel & Assistant Secretary

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